UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A
(Amendment No. 1)

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): January 23, 2019 (November 6, 2018)

CHEMBIO DIAGNOSTICS, INC.
(Exact name of registrant as specified in its charter)

Nevada	0-30379	88-0425691
(State or Other Jurisdiction of Incorporation or Organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

3661 Horseblock Road, Medford, New York 11763
(Address of principal executive offices) (Zip code)

Registrant’s telephone number, including area code: (631) 924-1135

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 or Rule 12b-2 of the Securities Exchange Act of 1934.
Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

EXPLANATORY NOTE

As discussed more fully in our Current Report on Form 8-K filed with the Securities and Exchange Commission on November 13, 2018, which we refer to as the Original Filing, we completed our acquisition of opTricon GmbH, or opTricon, on November 6, 2018 pursuant to a share purchase agreement dated October 17, 2018.

We are filing this Amendment No. 1 on Form 8-K/A to amend the Original Filing solely to include the historical financial statements and pro forma financial information described below. Except for such historical financial statements and pro forma financial information, which are required by Item 9.01 of Form 8‑K but, in accordance with rules of the Securities and Exchange Commission, were not filed with the Original Filing, this Amendment No. 1 on Form 8‑K/A does not amend or restate the Original Filing, nor does it modify or update the disclosures in the Original Filing affected by subsequent events or discoveries.

Item 9.01	Financial Statements and Exhibits.

(a)	Financial Statements of Business Acquired.

The audited financial statements of opTricon as of and for the year ended December 31, 2017 are included as Exhibit 99.01 to this Amendment No. 1 on Form 8-K/A and are incorporated by reference herein. The consent of opTricon’s independent registered public accounting firm is included as Exhibit 23.01 to this Amendment No. 1 on Form 8-K/A.

The unaudited condensed financial statements of opTricon as of and for the nine months ended September 30, 2018 are included as Exhibit 99.02 to this Amendment No. 1 on Form 8-K/A and are incorporated by reference herein.

(b)	Pro Forma Financial Information

The unaudited pro forma condensed combined financial statements of Chembio Diagnostics, Inc. and opTricon for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018 are included as Exhibit 99.03 to this Amendment No. 1 on Form 8-K/A and are incorporated by reference herein. Such unaudited pro forma condensed combined financial statements were prepared under pro forma requirements and are illustrative only. They do not purport to represent the the operating results or financial position that actually would have been achieved if the opTricon acquisition had been in effect on the dates indicated or that may be achieved in future periods.

(d)	Exhibits

Exhibit No.	Description

23.01	Consent of BDO AG

99.01	Audited financial statements of opTricon GmbH as of and for the year ended December 31, 2017, including notes thereto.

99.02	Unaudited condensed financial statements of opTricon GmbH as of and for the nine months ended September 30, 2018, including notes thereto.

99.03	Unaudited pro forma condensed combined financial statements for the year ended December 31, 2017 and as of and for the nine months ended September 30, 2018, including notes thereto.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.

Chembio Diagnostics, Inc.

Dated: January 23, 2019	By:	/s/ John J. Sperzel III
John J. Sperzel III
Chief Executive Officer and President